EX-24

24(b)(15)(b)

Powers of Attorney – Mark W. Mullin, Peter Kunkel and Ronald F. Mosher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan and Priscilla I. Hechler and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of TFLIC Series Life Account and TFLIC Series Annuity Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the TFLIC Series Life Account or TFLIC Series Annuity Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Mark W. Mullin
Mark W. Mullin
Chairman of the Board and President
Date:	February 10, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan and Priscilla I. Hechler and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of TFLIC Series Life Account and TFLIC Series Annuity Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the TFLIC Series Life Account or TFLIC Series Annuity Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Peter Kunkel
Peter Kunkel
Director

Date:	February 10, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan and Priscilla I. Hechler and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of TFLIC Series Life Account and TFLIC Series Annuity Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the TFLIC Series Life Account or TFLIC Series Annuity Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Ronald F. Mosher
Ronald F. Mosher
Director

Date:	February 10, 2004